Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Pyrford Global Strategic Return Fund

Supplement dated November 17, 2014 to the Prospectus dated December 27, 2013,

as supplemented May 27, 2014, July 29, 2014, and September 12, 2014 and Summary
Prospectus dated December 27, 2013, as supplemented May 27, 2014

On November 5, 2014, the Board of Directors of BMO Funds, Inc. (the “Board”) approved a Plan of Liquidation (the “Plan”) for the BMO Pyrford Global Strategic Return Fund (the “Fund”), subject to shareholder approval, upon the recommendation of BMO Asset Management Corp. (the “Adviser”) to liquidate the Fund.  After considering a variety of factors, the Board concluded that it was in the best interests of the Fund and its shareholders that the Fund be closed and liquidated.

Shareholders of record on December 8, 2014 will receive a proxy statement discussing the Board’s decision to recommend liquidation of the Fund and requesting that shareholders vote to approve the Plan at a special meeting of shareholders on December 22, 2014.  If the Plan is approved by shareholders, the Fund will be liquidated on or about December 23, 2014.  You may continue to purchase and redeem shares in the ordinary course, or exchange your shares for shares of other BMO Funds, until the date of liquidation.  Any shareholders who have not redeemed their shares prior to the close of business on December 23, 2014 will have their shares redeemed in cash and will receive a check representing their proportionate interest in the net assets of the Fund as of December 23, 2014.  Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you may roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.

Thank you for your investment in the BMO Funds.  Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.